Exhibit 99.1

 03 | 09 | 2021  ANGIODYNAMICS  Barclays Global Healthcare ConferenceJim Clemmer, President & CEOStephen Trowbridge, EVP & CFO

 2  Forward-Looking Statement  Notice Regarding Forward-Looking StatementsThis presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements regarding AngioDynamics’ expected future financial position, results of operations, cash flows, business strategy, budgets, projected costs, capital expenditures, products, competitive positions, growth opportunities, plans and objectives of management for future operations, as well as statements that include the words such as “expects,” “reaffirms,” “intends,” “anticipates,” “plans,” “believes,” “seeks,” “estimates,” “optimistic,” or variations of such words and similar expressions, are forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties. Investors are cautioned that actual events or results may differ from AngioDynamics’ expectations. Factors that may affect the actual results achieved by AngioDynamics include, without limitation, the scale and scope of the COVID-19 global pandemic, the ability of AngioDynamics to develop its existing and new products, technological advances and patents attained by competitors, infringement of AngioDynamics’ technology or assertions that AngioDynamics’ technology infringes the technology of third parties, the ability of AngioDynamics to effectively compete against competitors that have substantially greater resources, future actions by the FDA or other regulatory agencies, domestic and foreign health care reforms and government regulations, results of pending or future clinical trials, overall economic conditions, the results of on-going litigation, challenges with respect to third-party distributors or joint venture partners or collaborators, the results of sales efforts, the effects of product recalls and product liability claims, changes in key personnel, the ability of AngioDynamics to execute on strategic initiatives, the effects of economic, credit and capital market conditions, general market conditions, market acceptance, foreign currency exchange rate fluctuations, the effects on pricing from group purchasing organizations and competition, the ability of AngioDynamics to integrate acquired businesses, as well as the risk factors listed from time to time in AngioDynamics’ SEC filings, including but not limited to its Annual Report on Form 10-K for the year ended May 31, 2020. AngioDynamics does not assume any obligation to publicly update or revise any forward-looking statements for any reason.In the United States, the NanoKnife System has received a 510(k) clearance by the Food and Drug Administration for use in the surgical ablation of soft tissue, and is similarly approved for commercialization in Canada, the European Union and Australia. The NanoKnife System has not been cleared for the treatment or therapy of a specific disease or condition.Notice Regarding Non-GAAP Financial MeasuresManagement uses non-GAAP measures to establish operational goals and believes that non-GAAP measures may assist investors in analyzing the underlying trends in AngioDynamics’ business over time. Investors should consider these non-GAAP measures in addition to, not as a substitute for or as superior to, financial reporting measures prepared in accordance with GAAP. In this presentation, AngioDynamics has reported adjusted EBITDA (income before interest, taxes, depreciation and amortization and stock-based compensation); adjusted net income, and adjusted earnings per share. Management uses these measures in its internal analysis and review of operational performance. Management believes that these measures provide investors with useful information in comparing AngioDynamics’ performance over different periods. By using these non-GAAP measures, management believes that investors get a better picture of the performance of AngioDynamics’ underlying business. Management encourages investors to review AngioDynamics’ financial results prepared in accordance with GAAP to understand AngioDynamics’ performance taking into account all relevant factors, including those that may only occur from time to time but have a material impact on AngioDynamics’ financial results. Please see the tables that follow for a reconciliation of non-GAAP measures to measures prepared in accordance with GAAP.

 PURSUIT OF LARGER MARKETSActive portfolio management enables us to compete in larger, growing markets relying on technology & innovation to produce measurable patient outcomes          FOCUSED RESOURCE DEVELOPMENTResource deployment is focused in areas that offer best opportunities for success  PORTFOLIO TRANSFORMATIONPortfolio transformation & strength is driven by R&D, M&A, and Clinical & Regulatory  TOP TALENT Portfolio combined with talent drives value  ANGIODYNAMICSStrategic Transformation   3

   4  FOCUSED TRANSFORMATIONU.S. Total Addressable Markets  Our strategic initiative to become a growth company begins  2018  Launch of the Auryon System gives us access to the peripheral atherectomy market  New Thrombectomy & NanoKnife System portfolio additions & indications increase market access      $1.3B  0-3% Mkt CAGR      $3.2B  2-5%Mkt CAGR      $7.8B  3-7%Mkt CAGR  2021  2025  The planned portfolio additions are not guarantees of future performance and are subject to risks and uncertainties. Investors are cautioned that actual events or results may differ from AngioDynamics’ expectations.

 5  Diagnostic Catheters, Guidewires and Kits  Vascular Access Catheters and Accessories  Microwave & Radiofrequency Tumor Ablation  Endovenous Laser Treatment   Lung Biopsy Safety  Radiation Treatment Stabilization Balloons  INVEST FOR GROWTH  MAINTAIN POSITIONING  Thrombus Management  Irreversible Electroporation  Peripheral Atherectomy

 6  FOCUSED INVESTMENT              Healthy Blood Flow to the Heart  Expanded Treatment Options in Oncology  Leveraging 3 main drivers to carve out our space in large, growing markets through innovative, disruptive technologies that treat patients with cancer, promote healthy blood flow and deliver critical therapies.   Healthy Blood Flow from the Heart  M & A  R & D  Clinical and Regulatory Pathway Expansion

 PERIPHERAL ATHERECTOMY  03 | 09 | 2021  7

   2.35 mmAspiration and Off-Center capabilities and indicated for Peripheral Atherectomy and In-Stent Restenosis (ISR)  2.0 mmAspiration capability and indicated for Peripheral Atherectomy and ISR  1.5 mmIndicated for Peripheral Atherectomy  Why wavelength mattersEach type of tissue interacts differently with a given wavelength  Why pulse width and amplitude matterGreater amplitude is achieved with shorter pulses, which can deposit energy before thermal diffusion occurs    The Auryon System produces a photon energy of 3.5 eV, which is low enough to be nonreactive to vessel endothelium, but high enough to vaporize calcium. b, c  The Auryon System has a pulse width of 10 to 25 ns, ensuring enough power to target the lesion and spare the vessel. a  0.9 mmIndicated for Peripheral Atherectomy  8  a. Auryon. Instructions for use. AngioDynamics; 2019. b. Herzog A, Bogdan S, Glikson M, Ishaaya AA, Love C. Selective tissue ablation using laser radiation at 355 nm in lead extraction by a hybrid catheter; a preliminary report. Lasers Surg Med. 2016;48(3):281-287. c. Spectranetics Corporation. CVX-300 Excimer Laser System: Operator’s Manual. Version 28. 2019:1-56.

                                                                                                                               PERIPHERAL ATHERECTOMYUS Addressable Markets & Competitive Landscape  MECHANICAL  LASER  $555M  23%1  1. Peripheral Vascular Devices Medtech 360 Market Analysis US 2017. (2016, December). Millennium Research Group, Inc.  77%1  2020 Total Addressable Market (TAM)  9  Company  Product  Thrombus  Plaque  Fibrotic  ISR  Calcified  ANGO  Auryon            Philips  Excimer Laser            MDT  TurboHawk            BSC  Jetstream            CSI  Diamondback 360

 10  PERIPHERAL ATHERECTOMYContinuing our momentum of growth  PRODUCT DEVELOPMENT Product development pipelinePortfolio and product indication expansionContinuous voice of customer  CLINICAL COMPENDIUMExpand awareness by creating a strong podium and clinical publication presence Clinically differentiated validation through new users, data collection (PATHFINDER I & II), and clinical outcomes  COMMERCIAL SCALETargeted commercial & clinical expansionMeaningful physician training programsIncrease physician ambassador programs

 THROMBUS MANAGEMENT  03 | 09 | 2021  11

 12  Deep Vein ThrombosisDVT  +  Pulmonary EmbolismPE  =  Venous ThromboembolismVTE  A blood clot that forms in a deep vein, usually the leg, groin or arm  A DVT breaks free from a vein wall and travels to the lungs, blocking some or all of the blood supply  DVT and PE are collectively referred to as VTE  208,000 Iliofemoral Cases1  171,000 High-risk & intermediate-risk PE Cases1  100,000 – 300,000 VTE-Related Deaths in the USA Annually2      Stages of Clot  Clot in Transit (traveling through the heart)  Clot in Pulmonary Arteries (PE)          1. Plovanic, W. J., & Furlong, C. (2020, June). Inari Medical Biomedical Devices and Services. Canaccord Genuity Capital Markets.2. “Venous Thromboembolism (VTE).” World Thrombosis Day, www.worldthrombosisday.org/issue/vte. Illustrations and Images not Produced by AngioDynamics Include:https://www.vascularmedcure.com/disease-backgroundDVT (Blood Clot In the Leg): 7 Warning Signs and Symptoms (emedicinehealth.com)

 13  DVT & PE TREATMENT OPTIONSPercutaneous Thrombectomy   CDT & US-CDTCatheter-Directed Thrombolysis (with or without the assistance of ultrasound)  PCMTPharmacomechanical Thrombectomy  AngioVacContinuous Aspiration Suction Thrombectomy  MTMechanical Retrieval Thrombectomy  MAMechanical Aspiration(Small & Large)  Lytic Based  Non-Lytic Based  Rx  AnticoagulationPrescription Medication    SIMPLE  COMPLEX  MODERATE    Treatment “Type” Spectrum  Illustrations and Images not Produced by AngioDynamics Include:https://youtu.be/0QUUBZ6BxSo https://www.penumbrainc.com/indigo-lightning/ https://www.vascularmedcure.com/ourproducts

                                                                                                                             THROMBUS MANAGEMENTPurpose Built Portfolio & Technology  14  Right Atrium  AngioVac’s use is currently focused on the Right Atrium, which is a $77M addressable market.  Pulmonary Embolism  Deep Vein Thrombosis  A multi-purpose mechanical aspiration device will allow us to compete in the broader DVT & PE addressable markets with a first-line treatment option without the need for perfusion.    C U R R E N T P O R T F O L I O  F U T U R E P O R T F O L I O    DVT & PE  Uni-Fuse+ catheter directed thrombolysis now has the additional indication for placement in the pulmonary artery.  C U R R E N T P O R T F O L I O  SIMPLE  COMPLEX  MODERATE  $3B  $77M2  $1.3B1  $1.6B1  PULMONARY EMBOLISM  RIGHT ATRIUM  DEEP VEIN THROMBOSIS  Plovanic, W. J., & Furlong, C. (2020, June). Inari Medical Biomedical Devices and Services. Canaccord Genuity Capital Markets. Fletcher Spaght, Inc. AngioVac market assessment March 2018, Angiodynamics funded  Planned Launch Calendar 2021

   The   Difference   The AngioVac System allows for the continuous aspiration of embolic material such as fresh, soft thrombi or vegetation from the venous systemUtilizing a self-expanding, nitinol reinforced funnel tipSimultaneously reinfusing the patient’s own filtered blood to limit procedural blood loss        Centrifugal Pump Console  Waste Collection System  Filter  Saline  AngioVac Cannula  Reinfusion Cannula  AngioVac Circuit  Individual experience may not be indicative of all procedure results.  15

         THROMBUS MANAGEMENTPlanned Portfolio Additions & U.S. Addressable Markets Expansion  16  $1.3B  $1.6B  FY 2021  FY 2022  FY 2023  FY 2025  FY 2024  Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4  $140M  $700M   $3.6B  $1.5B  1  2  The planned portfolio additions are not guarantees of future performance and are subject to risks and uncertainties. Investors are cautioned that actual events or results may differ from AngioDynamics’ expectations.  Controlled  Powerful  Versatile   Gen 3Right Atrium, Illio-caval DVT  Multi-Purpose Mechanical Aspiration Gen 1Entry into Ilio-femoral DVT  Multi-Purpose Mechanical Aspiration Gen 2Access to full Ilio-femoral DVT market    Gen 4 Smaller size should drive further adoption in addressable market   Multi-Purpose Mechanical AspirationPE Indication  THE NEXT PORTFOLIO INNOVATION A purpose-built, innovative product leveraging the strengths of the AngioVac cannula technology with off-circuit manual aspiration control  Proven, funnel tip design allows efficient aspiration and compression of large clot burden  Designed to allow the end-user command and control of the mechanical aspiration  Broadens our Thrombus Management portfolio and designed to provide an intuitive, first-line treatment option without the need for lytics and advanced procedural support

 IRREVERSIBLE ELECTROPORATION  03 | 09 | 2021  17

 18                                  Probe placement  Placement of probes around a target area provides effective treatment coverage a-d  Electrical pulses cause pores to form within the cellular membrane leading to non-thermal cell death a-d  Electrical field  Decellularization  Non-thermal  Revascularization  The NanoKnife System’s unique technology enables physicians to provide localized treatments in locations and at times previously unavailable to them a-d  By preserving those underlying structures the potential for revascularization of treated tissue is maintained a-d  Target tissue undergoes complete decellularization while preserving the underlying structure of blood vessels, nerves, ducts, and tissue a-d  IRREVERSIBLE ELECTROPORATIONNon-thermal energy destroys cells while preserving critical structures  a. Maor E. et al., The effect of irreversible electroporation on blood vessels, Technol. Cancer Res. Treat. 6(4), 307–312 (2007).10.1177/153303460700600407.b. Rubinsky, B., Onik, G., and Mikus, P., Irreversible electroporation: a new ablation modality–clinical implications. Technol. Cancer Res. Treat. 6, 37–48. (2007). doi:10.1177/153303460700600106.c. Onik G., Mikus P., and Rubinsky B., Irreversible electroporation: implications for prostate ablation, Technol. Cancer Res. Treat. 6(4), 295–300(2007).10.1177/153303460700600405.d. Lee EW, Chen C, Prieto VE, Dry SM, Loh CT, Kee ST., Advanced hepatic ablation technique for creating complete cell death: irreversible electroporation. Radiology 255:426–433. (2010). doi:1148/radiol.10090337

 19                        Localized Treatment  Strong safety profile  Maintains potential for future treatments  Provides options for patients  PROVIDES THE INNOVATION DOCTORS NEEDExpands treatment options and helps preserve patient's quality of life   Spares critical structures and nerves  Treated tissue can revascularize  Preserves patient's quality of life  Non-thermal energy decellularizes target tissue    d  W  J    a-d  a-d  a-d  a-d  a. Maor E. et al., The effect of irreversible electroporation on blood vessels, Technol. Cancer Res. Treat. 6(4), 307–312 (2007).10.1177/153303460700600407.b. Rubinsky, B., Onik, G., and Mikus, P., Irreversible electroporation: a new ablation modality–clinical implications. Technol. Cancer Res. Treat. 6, 37–48. (2007). doi:10.1177/153303460700600106.c. Onik G., Mikus P., and Rubinsky B., Irreversible electroporation: implications for prostate ablation, Technol. Cancer Res. Treat. 6(4), 295–300(2007).10.1177/153303460700600405.d. Lee EW, Chen C, Prieto VE, Dry SM, Loh CT, Kee ST., Advanced hepatic ablation technique for creating complete cell death: irreversible electroporation. Radiology 255:426–433. (2010). doi:1148/radiol.10090337  a-d

 20  DIRECT StudyThis study is evaluating the use of the NanoKnife System as a potential treatment for stage III pancreatic cancer.  Prostate IDEThis safety study will evaluate the use of the NanoKnife System as a focal therapy option for prostate tissue.    Liver  Oral Cavity  Pancreas  Kidney  Bladder  Melanoma  Colorectal  Prostate  Lung  Breast  New Cancer Cases 2020: 1,256,970   22%  18%  15%  12%  8%  6%  6%  5%  4%  3%  a. Cancer Facts & Figures 2020. American Cancer Society. https://www.cancer.org/research/cancer-facts-statistics/all-cancer-facts-figures/cancer-facts-figures-2020.html. Accessed January 7, 2021.   a  Illustrations and Images not Produced by AngioDynamics Include:https://seenamagowitzfoundation.org/pancreas-transplants/https://www.youtube.com/watch?v=9LPYb87Gjgk&feature=emb_title

 21  DIRECT STUDYData for IRE Cancer Treatment   Randomized Controlled Protocol   Controlled Registry Protocol    One Study Two Protocols    Highest level of evidence and real-world evidence  Overall Survival as primary endpoint  Both have prospective control arms

 22  Focal therapy bridges the gap between whole gland treatment and active surveillance in an attempt to maximize quality of life by avoiding the effects of whole gland radiation or surgery.However…adoption remains low (<5%) due to gaps within existing technology.                              27% will undergo radiotherapy of which 66% report E.D. at 36 months  Within the U.S. 191,930 men will be diagnosed with prostate cancer in 2020.   31% will undergo a radical prostatectomy of which 79% report E.D. at 36 months  42% will undergo active surveillance  An estimated 38% of these patients are ideal candidates for focal therapy  Clinical Expansion  a. Cancer Facts & Figures 2020. American Cancer Society. https://www.cancer.org/research/cancer-facts-statistics/all-cancer-facts-figures/cancer-facts-figures-2020.html. Accessed January 7, 2021. b. Mahal BA, Butler S, Franco I, et al. Use of Active Surveillance or Watchful Waiting for Low-Risk Prostate Cancer and Management Trends Across Risk Groups in the United States, 2010-2015. Jama. 2019;321(7):704. doi:10.1001/jama.2018.19941c. Donovan JL. Patient-Reported Outcomes after Monitoring, Surgery, or Radiotherapy for Prostate Cancer. The New England Journal of Medicine. 2016;375(15):1425-1437. d. Tareen B, Godoy G, Taneja SS. Focal therapy: a new paradigm for the treatment of prostate cancer. Reviews in urology. https://www.ncbi.nlm.nih.gov/pmc/articles/PMC2809988/. Published 2009. Accessed January 7, 2021.   a  b,c  b,c  b  d  d  Illustrations and Images not Produced by AngioDynamics Include:https://www.keni.com/18-09-14-linear-accelerator-radiation-machine/https://www.youtube.com/watch?v=0ARkyIcacN0https://www.google.com/url?sa=i&url=https%3A%2F%2Fwww.shutterstock.com%2Fsv%2Fvideo%2Fclip-24827228-lab-doctor-looking-microscope-scientist-through-science&psig=AOvVaw1giAl5LQINhYtMwYx8upqb&ust=1610116993281000&source=images&cd=vfe&ved=0CA0QjhxqFwoTCICQ1q6Hiu4CFQAAAAAdAAAAABADhttps://www.google.com/url?sa=i&url=https%3A%2F%2Fwww.drugtargetreview.com%2Fnews%2F38914%2Fgreb1-gene-prostate-cancer-treatment%2F&psig=AOvVaw3w1QlisHYviL0fnOq2L9Nm&ust=1610117162985000&source=images&cd=vfe&ved=0CA0QjhxqFwoTCPCquv-Hiu4CFQAAAAAdAAAAABAD

   23        The Team        Expanding Indications  Pancreas pivotal study underway (DIRECT)Prostate safety study underwayFDA Pre-Sub meeting regarding prostate tissue indication complete  InpatientICD-10 Code (2018)DRGs (2019)Organ Agnostic CPT Code (2020)OutpatientOutpatient (2021)ASC (2021)  ExpandedReimbursement  NANOKNIFE PLATFORM  Current Indications  Surgical ablation of soft tissue    Clinical & Regulatory  R&D  Sales

 VASCULAR ACCESS  03 | 09 | 2021  24

   25  VASCULAR ACCESSSafely delivering medication to patients  PORTFOLIO  MARKET ACCESS  PERFORMANCE  PICCs  Midlines  Tip Location  Ports  Dialysis  Point of Care Ultrasound  Delivering on our product road map including development of an integrated navigation & tip location technology that enables the use of our BioFlo PICC.  Maximize clinical differentiation by reducing thrombus accumulation through the utilization of our BioFlo family of catheters   Maintain a strong culture of execution and collaboration through disciplined sales & marketing plans  CONNECT / CAPTURE / CONFIRM

 First Half FY2021 Highlights  $ in Millions (except per share data)  1H FY2021  1H FY2020  YOY Change  Revenue  $143.0M  $136.0M  5.1%  Gross Margin  53.1%  58.6%  (550 bps)  Net Loss  ($8,536)  ($4,011)  ($4,525)  GAAP EPS  ($0.22)  ($0.11)  ($0.11)  Adjusted EPS  $0.03  $0.14  ($0.11)  Adjusted EBITDA  $9.6  $13.7  $4.1  Financial Performance*  Key Product Categories  Q1 FY2021  Q2 FY2021  1H FY2021  AngioVac®  46%  24%  34%  NanoKnife® Disposables  (5%)  30%  12%          Auryon*  $1.1  $2.1  $3.2  Growth From Key Products  Auryon reflects revenue contribution in quarter vs growth rate due to acquisition date in FY20The Company anticipates releasing its Q3 earnings around March 30, 2021. The Company is currently in a quiet period.  $ Millions   Q2 FY2021  Q4 FY2020  YOY Change  Cash  $58.0  $54.4  $3.6  Debt  $40.0  $40.0  $-  26  * Please see Appendix A for reconciliation of GAAP to Non-GAAP.

 PURSUIT OF LARGER MARKETSActive portfolio management enables us to compete in larger, growing markets relying on technology & innovation to produce measurable patient outcomes          FOCUSED RESOURCE DEVELOPMENTResource deployment is focused in areas that offer best opportunities for success  PORTFOLIO TRANSFORMATIONPortfolio transformation & strength is driven by R&D, M&A, and Clinical & Regulatory  TOP TALENT Portfolio combined with talent drives value  ANGIODYNAMICSStrategic Transformation   27

 03 | 09 | 2021  ANGIODYNAMICS  Barclays Global Healthcare ConferenceJim Clemmer, President & CEOStephen Trowbridge, EVP & CFO  28

 Appendix A  29

 Reconciliation of GAAP to Non-GAAP Net Income and EPS  Reconciliation of Net Loss to Adjusted EBITDA  Includes costs related to merger and acquisition activities, restructurings, and unusual items, including asset impairments and write-offs, certain litigation, and other items.Deferred financing fees related to the old credit agreement were written off during the second quarter of fiscal year 2020.Adjustment to reflect the income tax provision on a non-GAAP basis has been calculated assuming no valuation allowance on the Company's U.S. deferred tax assets and an effective tax rate of 23% for November 30, 2020 and 2019.  30  Includes costs related to merger and acquisition activities, restructurings, and unusual items, including asset impairments and write-offs, certain litigation, and other items.

 AngioVac Cannula Indication for Use: The AngioVac Cannula is indicated for use as a venous drainage cannula and for removal of fresh, soft thrombi or emboli during extracorporeal bypass for up to 6 hours.  |  Contraindications: Contraindicated for patients with severe arterial or venous vascular disease, contraindicated for removal of chronic firmly adherent intravascular material (e.g., atherosclerotic plaque, chronic pulmonary embolism) and for use in the right heart or pulmonary arteries during active cardiopulmonary resuscitation.  |  Refer to Directions for Use and/or User Manual provided with the product for complete Instructions, Warnings, Precautions, Possible Adverse Effects and Contraindications prior to use of the product.  |  AngioVac Circuit Indications for Use: The AngioVac Circuit is indicated for use in procedure requiring extracorporeal circulatory support for period of up to six hours.  |  Contraindications: Refer to the AngioVac Cannula Directions for Use (DFU) for procedure-specific contraindications. Refer to Directions for Use and/or User Manual provided with the product for complete Instructions, Warnings, Precautions, Possible Adverse Effects and Contraindications prior to use of the product.  |  CAUTION: Federal law (USA) restricts this device to sale by or on the order of a physician.  |  Auryon System Indications for Use and Important Risk Information: The AURYON Atherectomy System is indicated for use in the treatment, including atherectomy, of infrainguinal stenoses and occlusions, including in-stent restenosis (ISR).  |  Caution: Federal (USA) law restricts the use of the system by or on the order of a physician. | Refer to Directions for Use and/or User Manual provided with the product for complete Instructions, Warnings, Precautions, Possible Adverse Effects and Contraindications prior to use of the product.  |  NanoKnife System Indications For Use and Important Risk Information US: The NanoKnife System with six outputs is indicated for surgical ablation of soft tissue.  |  CE: The NanoKnife System is a medical device for cell membrane electroporation. Electroporation is a phenomenon that occurs in cell membranes as cells are exposed to an electrical field of sufficiently high intensity. The electric field acts as a physical stimulus, bringing about alterations in cell membranes that result in increased permeability.  |  Contraindications: Ablation procedures using the NanoKnife System are contraindicated in the following cases: • Ablation of lesions in the thoracic area in the presence of implanted cardiac pacemakers or defibrillators • Ablation of lesions in the vicinity of implanted electronic devices or implanted devices with metal parts • Ablation of lesions of the eyes, including the eyelids • Patient history of Epilepsy or Cardiac Arrhythmia • Recent history of Myocardial Infarction  |  Potential Adverse Effects: Adverse effects that may be associated with the use of the NanoKnife System include, but are not limited to, the following: • Arrhythmia • Atrial fibrillation or flutter • Bigeminy • Bradycardia • Heart block or atrioventricular block • Paroxysmal supraventricular tachycardia • Tachycardia o Reflex tachycardia o Ventricular tachycardia • Ventricular fibrillation • Damage to critical anatomical structure (nerve, vessel, and/or duct) • Fistula formation • Hematoma • Hemorrhage • Hemothorax • Infection • Pneumothorax • Reflex Hypertension • Unintended mechanical perforation • Vagal Stimulation, asystole • Venous Thrombosis  | Refer to Directions for Use and/or User Manual provided with the product for complete Instructions, Warnings, Precautions, Possible Adverse Effects and Contraindications. Observe all instructions for use prior to use. Failure to do so may result in patient complications. CAUTION: Federal Law (USA) restricts this device to sale by or on the order of a physician.  |  Uni-Fuse+ Infusion System Indication for Use and Important Risk Information: Indications for Use: The Uni-Fuse+ Infusion System is intended for the administration of fluids, including thrombolytic agents and contrast media, into the peripheral and pulmonary artery vasculature. Contraindications: The Uni-Fuse+ Infusion System is contraindicated for use in the coronary and cerebral vasculature. The Uni-Fuse+ Infusion System is not intended for the infusion of blood or blood products. Refer to the product insert of the therapeutic solution for indications, contraindications, side effects, cautions and warnings. Refer to Directions for Use provided with the product for complete instructions, warnings, precautions, possible adverse effects, and contraindications. CAUTION: Federal (USA) law restricts this device to sale by or on the order of a physician. *AngioDynamics, the AngioDynamics logo, AngioVac, the AngioVac logo, Auryon, the Auryon logo, NanoKnife, the NanoKnife logo, UniFuse+, and the UniFuse+ logo are trademarks and/or registered trademarks of AngioDynamics, Inc., an affiliate or subsidiary. ©2020 AngioDynamics, Inc. US/NA/PR/540 Rev 01 11/2020  31